Exhibit 99.1

                               [GRAPHICS OMITTED]

                           SELIGMAN NEW TECHNOLOGIES
                                      FUND

                               Quarterly Booklet

                                 DECEMBER 2002

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Seligman New Technologies Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

I.    PORTFOLIO MANAGER COMMENTARY

II.   TOP PRIVATE HOLDINGS PROFILES

III.  PERFORMANCE AND PORTFOLIO ANALYSIS

IV.   INVESTMENT GROUP


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

                               -----------------

                               PORTFOLIO MANAGER

                                   COMMENTARY

                               -----------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

Manager Commentary
--------------------------------------------------------------------------------

Overview:

The economy is improving -- slowly, but improving nonetheless. The equity market, however, and especially the investing environment for technology companies, has not improved much over the malaise of the past few years. The much discussed pent-up corporate demand and gestating venture capital has yet to be released, and we foresee another year of caution by corporate consumers and investors. But, while 2003 may not be a banner year, any growth is welcomed, and, for the savvy investor, we believe there are opportunities to make productive investments in technology.

Public Market Analysis:

The view is clearer than it has been, but still not bright. Over the past two years, IT spending has become a larger and larger part of capital expenditure for large corporations, estimated currently to constitute nearly half of all US corporate capital spending. With corporate budgets tightening all around, it will be hard for IT spending to improve until the economic recovery becomes more tangible to the corporate bottom line. Near-term, we expect that most companies will meet or slightly exceed the conservative guidance that they gave in their third quarter 2002 conference calls, benefiting from end-of-the-year spending-down of corporate budgets. We are concerned about first quarter 2003, as we typically experience a seasonal pattern of slow spending this time of year. On top of that, we are concerned about the repercussions of a potential war with Iraq.

Looking out over the next 12 months, we expect Fortune 1000 companies' IT budgets to range from flat to up five percent. The bulk of that spending will likely come in the second half of 2003 -- when we hope the economic recovery has gained traction and there is some clarity on events in the Middle East. We expect this modest spending will focus mainly on large established vendors whose viability is not in question, and who can offer broad product lines and better pricing in volume. Corporate IT spenders are focusing on real return on investment, so tech projects, while not being abandoned, are shrinking. Overall, we expect very conservative spending throughout 2003.

Unlike past cycles, we don't see a "big driver" for this technology cycle. We see no reason for a PC upgrade cycle to drive growth in the markets, as budget conscious corporations are looking to extend the life of their current PC installed base for as long as they can. Cell phones, another past driver to IT spending, are offering bells-and-whistles, but no real improvement in functionality. The Internet, which led tech in '99 and 2000 spending, has virtually disappeared as a driving force. The absence of a major driver, combined with weak IT spending, will, we believe, put 2003, year-over-year, only slightly ahead of 2002. We believe the sector will grow, but only very modestly.

With that in mind, we've transitioned the portfolio to focus on companies that may be able to thrive in this type of market. This means focusing on more mid- and large-cap companies with better financials, stronger balance sheets, and broader product lines.

We will continue our focus on Software and IT Services. In Software, we like companies that have initiated strong product cycles that will last for more than a couple quarters and return extended benefits. We believe Security Software companies are well positioned, as many Fortune 1000 companies still do not have strong security systems up and in place. We are also focusing on software companies that have low average selling prices and high return on investments. Good examples of this are business intelligence tools and add on modules to enterpise resource planning (ERP) systems. We think the ERP vendors in general should do well in this environment. Within IT Services, we like processing companies, because, in general, we believe they have good visibility on revenue growth, earnings growth, and cash flows. We are focusing on processing services companies with strong market positions and, therefore, good predictability to their businesses.

We remain negative on Semiconductors and Semiconductor Capital Equipment. Besides lingering over-capacity, we see no improvement in end-market demand. We are still cautious about Communications Equipment. We have, however, become somewhat more positive on the Wireline Equipment space. While we don't predict the spending on Wireline Equipment to increase, we do expect to see less of a decline in 2003 budgets relative to the past few years, which points towards improved stabilization in the industry. In terms of hardware, we're still very positive on the printer business. It's a classic "razor and blade" business -- the blades being the printer consumables. Many of these companies continue to do well and have held up in difficult economic times.

We are starting to see more merger and acquisition activity, especially in the Software sector. We believe this indicates that the management teams of many public software companies feel better about the stability of their businesses. Many of them have cash to spend, and they're looking for quality assets, i.e., forward looking technology.


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

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

Manager Commentary
--------------------------------------------------------------------------------

Private Market Analysis:

The extremely difficult environment for technology vendors as a whole has proven even more challenging for private tech companies. With the IPO market for technology companies moribund now for over a year, it has been extremely difficult for private companies to raise needed equity capital from either public or private sources. As a result, enterprise customers have had justifiable concerns about the financial viability of many private companies, giving them yet another reason to seek out large, stable, public tech vendors. In a case of Catch-22, this makes it even harder for private companies to demonstrate the kind of growth required by IPO investors, further undermining their access to capital.

The story could be very different if we were in a normal IPO environment. A market more hospitable to public offerings would likely spur venture investors to become bolder in backing promising tech companies at all stages, although not excessively bold given still-fresh memories of the late 1990s. In turn, if private companies become better capitalized and customers observe that capital shortfalls are more quickly and easily filled by new investment, then private companies with compelling intellectual property could once again be able to compete for business with their public peers on a relatively level playing field. Such companies will then be able to grow at a pace commensurate with their merits which would accelerate their ability to provide liquidity for their investors.

In a normally functioning market, skillful management should be able to sell differentiated and useful products to large customers. These customers' implied endorsements, together with the inherent superiority of the product, should make the companies attractive to private and then public investors or strategic acquirers. Knowing this, large companies would take assurance that their buying decisions will help put their vendors on a sound financial footing.

For the last five years, however, our industry has not experienced a normally functioning market. First, many companies went public too soon at valuations unconnected to the practical value of their reasonably expected future cash flows. Now, few tech companies are able to go public at any stage or valuation.

On behalf of our Funds, our shareholders, and our portfolio companies, we look forward to the return of a normal market. We do not believe, however, that IPOs will resume their normal pace until fundamentals stabilize and begin to improve across the broad technology industry. Despite the trading-driven upward moves in stock prices late in 2002, fundamentals still have a way to go. Although our conversations with vendors, customers, and analysts offer some reasons for optimism regarding the second half of 2003, we and our private portfolio companies must avoid putting too much store in that optimism. Planning for the worst, we continue to back only those companies that we believe will be fully funded even without significant industry recovery. And we are counseling all of our private companies to protect their cash reserves with a discipline approaching fanaticism.

Outlook:

In summary, in 2003 there will be no panacea, no quick return to a normally functioning, healthy tech market. We believe, however, that technology will recapture its place among the industries that power American prosperity. The road back will have its continued difficulties, but we will stick to our disciplined approach and long-term view. On the public side, we will seek to identify companies that can prosper during this slow-growth period and even emerge stronger as the markets more fully recover. In our private portfolio, we will stand by the companies that can remain fully funded and protect their assets until better times prevail and their innovation and creativity can again be rewarded by the marketplace.

Venture Capital Pricing Policy

J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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

                               -----------------

                                  TOP PRIVATE

                               HOLDINGS PROFILES

                               -----------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

Top 10 Private Holdings (as of 12/31/02)
--------------------------------------------------------------------------------

GMP Companies, Inc.
--------------------------------------------------------------------------------
Headquarters: Fort Lauderdale, FL
Founded: 1999
www.gmpcompanies.com
Industry/Sector: Other -- Medical Technologies
--------------------------------------------------------------------------------

IPO Offering Status: December 20th, 2002 - Company withdrew its registration for a proposed IPO. The company has determined that it does not wish to pursue its initial public offering at this time due to market conditions.

Company Description:

      GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. The Company has established 14 business units with products and technologies in various stages of development and commercialization in the fields of therapeutics, diagnostics and devices relating to the care of patients with medical conditions including glaucoma, diabetes mellitus, genetic disorders, cardiovascular diseases and neurological disorders.

      The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

Gateway Learning Corporation
--------------------------------------------------------------------------------
Headquarters: San Francisco, CA
Founded: 1996
www.hop.com
Industry/Sector: Internet Business-to-Consumer
--------------------------------------------------------------------------------

Company Description:

      Gateway Learning Corporation, with its Hooked on Phonics trademark, is one of the most recognized brands in the children's learn to read category. To date, the company has helped many children develop their reading skills. This success has created a huge amount of loyalty from satisfied parents. Their educational experts and product development staff continue to expand the Hooked on Phonics product offerings, while leveraging the brand name into other areas of learning, most recently with the introduction of the company's Hooked on Math product line. The company's proprietary learning systems are convenient for parents and incorporate incentives that motivate the child to progress through the programs and thus to remain interested in reading and learning. Learning systems are sold through a professional telemarketing organization using the widely recognized 1-800-ABCDEFG phone number and online through their website at www.hookedonphonics.com or www.abcdefg.com. The company's strategic focus has been to provide parents and educators with customized solutions that meet the individual reading and learning needs of their children and students.

LifeMasters Supported SelfCare, Inc.
--------------------------------------------------------------------------------
Headquarters: Irvine, CA
Founded: 1994
www.lifemasters.com
Industry/Sector: Digital Enabling Technologies
--------------------------------------------------------------------------------

Company Description:

      LifeMasters(TM) Supported SelfCare, Inc. provides disease-management programs that create interactive health partnerships among patients, physicians and payors. Available in all 50 states, the District of Columbia, and Puerto Rico, LifeMasters' disease management programs improve quality of care for individuals with chronic illnesses, reduce chronic-disease costs for payors and provide decision-support tools for physicians.

      LifeMasters was founded in 1994. Headquarters are in Irvine, California with call centers in South San Francisco and Rancho Cordova, California and Albuquerque, New Mexico. LifeMasters manages individuals with chronic illness for some of the nation's health plans, employers and governmental organizations.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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iBiquity Digital Corp.
--------------------------------------------------------------------------------
Headquarters: Columbia, MD
Founded: 1998
www.ibiquity.com
Industry/Sector: Wireless
--------------------------------------------------------------------------------

Company Description:

      iBiquity Digital is the sole developer of HD Radio(TM) digital broadcasting technology which enables digital broadcasting in the AM and FM bands. Through its combination of superior audio quality and integrated wireless data services, HD Radio technology represents a significant enhancement to radio broadcasting. The FCC has approved iBiquity's IBOC ("In-Band On-Channel") technology as the digital AM/FM system for the US market. Over the course of the next several years, the FCC announcement means the nation's AM and FM broadcasters and radio receivers can transition from analog to digital using iBiquity's technology. HD Radio has been designed to work within the current AM and FM spectrum allocations, ensuring consumers will be able to enjoy continued use of their existing analog receivers as well as benefit from the higher quality and additional services offered by the new generation of HD Radio-equipped receivers.

Edison Venture Fund IV, L.P.
--------------------------------------------------------------------------------
Headquarters: Lawrenceville, NJ
Founded: 1986
www.edisonventure.com
Industry/Sector: Fund of Funds
--------------------------------------------------------------------------------

Company Description:

      Edison Venture Fund, by forging partnerships with entrepreneurs, service providers and other financing sources, supports the building of successful companies.

      They invest in expansion stage ($5 to 20 million revenue) information technology companies located in the New York City to Virginia corridor. They invest $3 to 5 million initially and usually are the sole or lead investor.

      Edison's capital pool exceeds $400 million in five independent limited partnerships. Their diversified strategy includes venture capital, expansion financings, management buyouts, consolidations, and secondary stock purchases.

      Edison Investment Professionals are recognized in the investment, entrepreneurial, and technical communities and frequently appear in the press. Within the last 6 months, Edison Investment Professionals have been quoted in major business publications in New Jersey, Pennsylvania, and Virginia.

Access Data Corporation
--------------------------------------------------------------------------------
Headquarters: Pittsburgh, PA
Founded: 1997
www.accessdc.com
Industry/Sector: Digital Enabling Technologies
--------------------------------------------------------------------------------

Company Description:

      Access Data Corporation is a leading provider of web-native application solutions to the investment management and financial services industries. Access Data offers clients a comprehensive suite of software applications and professional service offerings to integrate and automate critical investment management functions and investment sales reporting. The firm offers professional services, managed services, and custom software products designed specifically for the financial services industry. Drawing upon extensive "client-side" experience, the firm has transitioned from a pure professional services company to a product-based focus. Access Data's product offerings include:

      o Access Data SalesVision(SM) -- a web-native analytical data warehouse and comprehensive reporting solution for the asset management industry

      o ACCESSkm(SM) -- a knowledge management solution for the financial and professional services industry

      o CallTrends(SM) -- an automated call center monitoring and reporting tool

      o InTouch(SM) -- a real-time customer feedback and analysis tool for call center support

      In addition, Access Data offers high availability Managed Services for these and other products at the company's state-of-the-art Technology Center.

      Access Data's client base consists of premier money management, brokerage, and insurance organizations in the U.S.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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The Petroleum Place, Inc.
--------------------------------------------------------------------------------
Headquarters: Englewood, CO
Founded: 1995
www.petroleumplace.com
Industry/Sector: Enterprise Business Infrastructure
--------------------------------------------------------------------------------

Company Description:

      Petroleum Place (P2) provides a comprehensive suite of transaction services and software solutions for the upstream energy industry.

      Transaction Services are offered through three subsidiary companies - The Oil & Gas Asset Clearinghouse, Petroleum Place Energy Advisors and Petro TradeLinks. Through these companies, P2 offers a comprehensive suite of transaction and brokerage services for the acquisition and divestiture of oil and gas properties. The Oil & Gas Asset Clearinghouse is a leading provider of auction services. The Clearinghouse hosts regularly scheduled auctions that feature both live floor and Internet bidding. Properties are marketed to The Clearinghouse's qualified network of thousands of buyers through both a printed auction sale brochure and online through Data Room Explorer.

      Petroleum Place Energy Advisors provides negotiated transaction and advisory services for the acquisition and divestiture of oil and gas properties. Managed by a team of seasoned acquisition and divestiture professionals, Petroleum Place Energy Advisors employs a full complement of geotechnical services and utilizes the industry's leading Internet platform for the marketing and evaluation of properties and prospects. Petro TradeLinks is a members-only organization for senior acquisition and divestiture managers representing 60 leading energy companies. Members can review properties available for sale or trade in a secure environment hosted on P2 and network with other members either online or at events to facilitate transactions.

      In addition, P2 offers AssetExplorer, an integrated e-marketing services and technology platform that enables the effective, efficient online marketing of assets. Assets are featured in electronic data rooms (EDR) on the P2 Web site and marketed to a broad, yet targeted group of prospective buyers. AssetExplorer is ideally suited for the marketing of prospects, joint ventures, farmouts, leases and licenses. The Clearinghouse, P2 Energy Advisors and Petro TradeLinks also utilize AssetExplorer as a platform to promote and enable the evaluation of properties and packages. P2 provides dedicated Internet technology, development and support for its subsidiary companies, enabling each to focus on their core business while extending their offerings to the Internet.

      P2 offers fully integrated financial and operational management systems and a comprehensive suite of data access and analysis software. Financial and operational management systems are offered through Paradigm Technologies. Paradigm offers two solutions - Excalibur and Enterprise Upstream Energy. Excalibur is a fully integrated energy management system designed specifically for the oil and gas producer. Enterprise Upstream Energy is an international oil and gas accounting system integrated with the J.D. Edwards OneWorld toolset that addresses joint venture accounting, and authorization for expenditure. Enterprise Upstream Energy is integrated with the existing J.D. Edwards financial package.

      Through Strata Web Systems, P2 offers a suite of online data access and analysis applications - DataMap, Query Manager and Production Data Analysis - designed to provide quick, convenient access to and analysis of US and Canadian industry data.

Homegain.com, Inc.
--------------------------------------------------------------------------------
Headquarters: Emeryville, CA
Founded: 1999
www.homegain.com
Industry/Sector: Internet Business-to-Consumer
--------------------------------------------------------------------------------

Company Description:

      HomeGain is one of the Internet's largest matching service for consumers and real estate agents. It generates leads for real estate professionals who want to work with today's tech-savvy homebuyers and sellers. Its Agent Evaluator feature is a personalized referral service that matches consumers with the best local real estate agent from a nationwide network of more than 52,000 real estate professionals. Users can also access a full range of home buying and selling tools, services and content to research home listings, value a property, prepare a home for sale, secure a loan, arrange a move, or make home improvements. With HomeGain's Agent Evaluator system, a home seller or buyer posts a profile online, including information about the home they either hope to sell or purchase, price expectation, and qualifications of an ideal agent. The information is forwarded to real estate agents in the consumer's ZIP code, who, in turn, submit marketing proposals that include their business history, and commission rate charged to the seller. The Agent Finder tool is free to consumers, who remain anonymous to the agents until they select one to represent them. HomeGain is a licensed real estate broker. State license information is available at http://homegain.com/broker.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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Geographic Network Affiliates Int'l, Inc.
--------------------------------------------------------------------------------
Headquarters: Stamford, CT
Founded: 2000
www.geo-usa.com
Industry/Sector: Broadband and Fiber Optics
--------------------------------------------------------------------------------

Company Description:

      Geographic Networks Affiliates (GEO) has developed a full range of services designed to solve the telecommunications infrastructure needs of its multinational corporate and higher education institutional customer base. The Company has assembled a unique team of proven real estate developers, construction and engineering experts, carrier sales people and submarine and terrestrial fiber experts. The Company can serve as an industry expert to assist its clients in developing a comprehensive plan for a telecommunications infrastructure plan. GEO designs, builds and operates carrier hotel facilities on behalf of its clients. Through research, planning, and execution, GEO creates value through new real estate deployment supporting a wide variety of players in the communications industry.

Walden VC II, L.P.
--------------------------------------------------------------------------------
Headquarters: San Francisco, CA
Founded: 1974
www.waldenvc.com
Industry/Sector: Fund of Funds
--------------------------------------------------------------------------------

Company Description:

      WaldenVC is a San Francisco-based venture capital firm that invests in technology and media companies. Focus areas include software; media; information and education services; and emerging platforms. WaldenVC manages funds in excess of $350 million.

      WaldenVC's core strengths include the following:

      Hands-On Experience: WaldenVC's general partners and venture partners have operating experience at technology and new media companies and a long track record of growing startups into billion dollar corporations.

      Corporate Investors: In addition to investing in the fund, WaldenVC's corporate investors bring a wealth of contacts and channels that enables WaldenVC's portfolio companies to grow quickly.

      Investment Banking Background: With deep contacts in the investment banking world, WaldenVC's partners can play a key role in introducing private companies to potential partners and helping companies evaluate all of their strategic options.

      International Network: WaldenVC is part of The Walden Group, a twenty-eight-year old network of venture funds with over $1 billion under management that comprises Walden Israel, Walden International Investment Group, as well as numerous other funds, primarily in Asia.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

                               ------------------

                                PERFORMANCE AND

                               PORTFOLIO ANALYSIS

                               ------------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

Performance & Portfolio Analysis (12/31/02)

---------------------
New Technologies Fund  Inception Date: 07/27/1999
--------------------------------------------------------------------------------

-----------------
Portfolio Returns                                   Goldman         Goldman
-----------------                       Fund         Sachs           Sachs
                                    Performance    Tech Index   Blended Index(1)
--------------------------------------------------------------------------------
Cumulative Total Return Since
Inception                              -75.9%        -60.5%          -69.4%
--------------------------------------------------------------------------------
Average Annual Return Since
Inception                              -33.9%        -23.7%          -29.2%
--------------------------------------------------------------------------------
One Year Total Return                  -61.3%        -40.3%          -44.0%
--------------------------------------------------------------------------------

--------------------------
Sector Analysis (% of NAV)
--------------------------
                                       Public        Private         Total
--------------------------------------------------------------------------------
Broadband and Fiber Optics               1.3%          1.4%            2.7%
--------------------------------------------------------------------------------
Digital Enabling Technologies            3.4%         10.8%           14.2%
--------------------------------------------------------------------------------
Enterprise Business Infrastructure      10.9%          2.7%           13.6%
--------------------------------------------------------------------------------
Internet Business-to-Consumer            0.5%          7.7%            8.2%
--------------------------------------------------------------------------------
Wireless                                 0.6%          4.0%            4.6%
--------------------------------------------------------------------------------
Other                                   16.2%         40.5%           56.7%
--------------------------------------------------------------------------------
Total                                   32.9%         67.1%          100.0%
--------------------------------------------------------------------------------

Top Holdings
--------------------------------------------------------------------------------

----------------------
Top 10 Public Holdings
----------------------
(Represents 11.1% of Net Assets)
--------------------------------
Symantec
--------------------------------
Synopsys
--------------------------------
Microsoft
--------------------------------
Lexmark
--------------------------------
SunGard Data Systems
--------------------------------
CSG Systems Int'l
--------------------------------
Dell Computer
--------------------------------
Concord EFS
--------------------------------
Hewlett-Packard
--------------------------------
Clear Channel Communications
--------------------------------

-----------------------
Top 10 Private Holdings
-----------------------
(Represents 59.2% of Net Assets)
-----------------------------------------
GMP Companies, Inc
-----------------------------------------
Gateway Learning Corporation
-----------------------------------------
LifeMasters Supported SelfCare, Inc.
-----------------------------------------
iBiquity Digital Corporation
-----------------------------------------
Edison Venture Fund IV, L.P.
-----------------------------------------
Access Data Corporation
-----------------------------------------
The Petroluem Place, Inc.
-----------------------------------------
Homegain.com, Inc.
-----------------------------------------
Geographic Network Affiliates Int'l, Inc.
-----------------------------------------
Walden VC II, L.P.

-------------------------------
Venture Capital Advance/Decline
Information(2)
-------------------------------
Since 9/30/02                             # of Co's
---------------------------------------------------
Advancing Issues                             14
---------------------------------------------------
Declining Issues                             27
---------------------------------------------------
Active Investments(3)                        62
---------------------------------------------------

--------------------------------
Venture Capital Liquidity Events
--------------------------------
Completed IPOs Since Inception               15
---------------------------------------------------
Companies Acquired by
Third Party Since Inception                  15
---------------------------------------------------
Companies Currently in
SEC Registration                              0
---------------------------------------------------
Total Private Investments
Since Inception                             115
---------------------------------------------------
Failed Investments(4)                        41
---------------------------------------------------

-------------------------------
Venture Capital Private Funding                            Percent of Net Assets
--------------------------------------------------------------------------------
Private Securities                                                 67.1%
   Private Securities Funded to Break-Even(5)                      60.8%
   Private Securities Subject to Financing Risk(6)                  6.3%
--------------------------------------------------------------------------------
Average Months Remaining Cash for Operations
(for Private Securities Subject to Financing Risk)                  4.1
--------------------------------------------------------------------------------

See footnotes on page 13. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 13 of this Quarterly Booklet.


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SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

Footnotes
--------------------------------------------------------------------------------

Past performance is no guarantee of future results.

Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value and with the effect of the initial 3% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

For more information, including a Private Placing Memorandum that contains information about fees, expenses and risks, please contact your financial advisor. An investment in the Fund may only be made on the basis of a Private Placing Memorandum.

The Fund currently has no assets available for new investments in venture capital companies, although the Fund is permitted to make follow-on investments in current portfolio companies under certain circumstances.

The Fund is actively managed and its holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's Private Placing Memorandum for more information about risk.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

(1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol:
      GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

(2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

(3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even, failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

(4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

(5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

(6) Those companies that, in the opinion of Seligman, do not currently have sufficient capital to reach break-even.

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.


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                                INVESTMENT GROUP

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

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

An Impressive Lineup of Talent and Experience
--------------------------------------------------------------------------------

[PHOTO]

Thomas Hirschfeld

Managing Director (New York)

Joined Seligman: 2001

Investment Experience: 14 years

Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Heads Seligman's Venture Capital effort.

Prior Experience:

General Partner, Patricof & Co. Ventures. Vice President, Investment Banking at Salomon Brothers. Assistant to the Mayor of New York City.

Education:

BA (Classics) - Harvard;

MA (Economics, Politics) - Oxford

Private Industry Coverage:

Software (Mainframe/ Platform/ Utilities, Applications/ Security)

[PHOTO]

Richard M. Parower, CFA

Senior Vice President (New York)

Joined Seligman: 2000

Investment/Industry Experience: 9 years

Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

Also co-manages Seligman Global Technology Fund.

Prior Experience:

Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

Education:

BA (Economics) - Washington University;

MBA (Finance/International Business) - Columbia

Public Industry Coverage:

Software (Applications & Security), Technology Services (IT Services/ Consulting/Data Processing)

[PHOTO]

Greg Cote

Vice President/ CFO - Venture Capital Investments (California)

Joined Seligman: 1999

Investment Experience: 11 years

Prior Experience:

Vice President, Venture Bank (div. of PNC). High- tech loan group, Comerica. CFO, Microsystems Development Corp.

Education:

BS (Economics) - University of Michigan;

MBA (Marketing) summa cum laude - UCLA

Private Industry Coverage:

Software, Wireless

[PHOTO]

Vishal Saluja

Senior Vice President (California)

Joined Seligman: 2000

Investment/Industry Experience: 11 years

Prior Experience:

Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

Education:

BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering;

MBA - Stanford

Private Industry Coverage:

Networking, Wireline Equipment

Public Industry Coverage:

Wireline Equipment, Electronic Design Software, Semiconductors (Communications
ICs)


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SELIGMAN NEW TECHNOLOGIES FUND
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An Impressive Lineup of Talent and Experience
--------------------------------------------------------------------------------

[PHOTO]

Ajay Diwan

Senior Vice President (California)

Joined Seligman: 2001

Investment Experience:

13 years

Prior Experience:

Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

Education:

BS (Electrical Engineering and Applied Physics) - Case Western Reserve;

MBA (Finance) - Columbia

Private Industry Coverage:

Networking, Wireline Equipment, Data Storage, Semiconductor Capital Equipment

Public Industry Coverage:

Networking, Wireless and Wireline Equipment, Data Storage, Semiconductor Capital Equipment

[PHOTO]

Lauren Wu

Assistant Vice President (California)

Joined Seligman: 2001

Investment Experience: 5 years

Prior Experience:

Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

Education:

BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto;

MBA (Financial Management) - MIT/Sloan

Private Industry Coverage:

Generalist

[PHOTO]

Sangeeth Peruri

Assistant Vice President (California)

Joined Seligman: 2000

Investment Experience:

3 years

Prior Experience:

Analyst, Technology Investment Banking group at Morgan Stanley.

Education:

BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

Private Industry Coverage:

Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

Public Industry Coverage:

Semiconductors


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